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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): March 7, 2007

                                FIBERSTARS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                  0-24230               94-3021850
   (State or Other Jurisdiction      (Commission          (I.R.S. Employer
         of Incorporation)           File Number)      Identification Number)

                 32000 Aurora Road
                    Solon, Ohio                                44139
      (Address of principal executive offices)               (Zip Code)

                                 (440) 715-1300
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 7, 2007, Jeffrey H. Brite submitted his resignation as a Director of Fiberstars, Inc.

Item 7.01.  REGULATION FD DISCLOSURE.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On March 8, 2007, Fiberstars, Inc. issued a press release regarding Mr. Brite's resignation. A copy of the press release is furnished as Exhibit 99.1 to this report.

         A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

            EXHIBIT NO.   DESCRIPTION
            -----------   ------------------------------------------------------
               99.1       Press Release dated March 8, 2007 regarding
                          resignation of Jeffrey H. Bright.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2007

                                                  FIBERSTARS, INC.


                                                  By     /s/ Robert A. Connors
                                                         -----------------------
                                                  Name:  Robert A. Connors
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------------------------------------------------------------
   99.1        Press Release dated March 8, 2007 regarding resignation of
               Jeffrey H. Bright.

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